              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                             ON DECEMBER 31, 2003


                                         SECURITIES ACT REGISTRATION NO. 2-55301
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-2619
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /
                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                        POST-EFFECTIVE AMENDMENT NO. 41                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                               AMENDMENT NO. 32                              /X/

                        (Check appropriate box or boxes)

                              --------------------


                             MONEYMART ASSETS, INC.

               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 802-6469
                             JONATHAN D. SHAIN, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                     (Name and Address of Agent for Service)
              It is proposed that this filing will become effective
                            (check appropriate box):

              / / immediately upon filing pursuant to paragraph (b)

              / / on (date) pursuant to paragraph (b)

              /X/ 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
              / / 75 days after filing pursuant to paragraph (a)(2)

              / / on (date) pursuant to paragraph (a)(2)of Rule 485.

              If appropriate, check the following box:
              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

PROSPECTUS

FEBRUARY  , 2004


MONEYMART ASSETS, INC.



FUND TYPE
MONEY MARKET

OBJECTIVE
MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS


 1    RISK/RETURN SUMMARY
 1    Investment Objective and Principal Strategies
 1    Principal Risks
 2    Evaluating Performance
 3    Fees and Expenses

 8    HOW THE FUND INVESTS
 8    Investment Objective and Policies
 8    Other Investments and Strategies
10    Investment Risks

11    HOW THE FUND IS MANAGED
11    Board of Directors
11    Manager
11    Investment Adviser
12    Distributor

13    FUND DISTRIBUTIONS AND TAX ISSUES
13    Distributions
13    Tax Issues

15    HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
15    How to Buy Shares
20    How to Sell Your Shares
22    How to Exchange Your Shares
23    Telephone Redemptions and Exchanges
24    Expedited Redemption Privilege

25    FINANCIAL HIGHLIGHTS
25    Class A Shares
26    Class Z Shares

      FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This section highlights key information about MONEYMART ASSETS, INC., which we refer to as "the Fund." Effective June 30, 2003, the name of the Fund changed from Prudential MoneyMart Assets, Inc. to MoneyMart Assets, Inc. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments, and municipal notes. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to CREDIT RISK -- the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and MARKET RISK -- the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of income.

MONEY MARKET FUNDS
MONEY MARKET FUNDS -- WHICH HOLD HIGH-QUALITY SHORT-TERM DEBT OBLIGATIONS -- PROVIDE INVESTORS WITH A LOWER RISK, HIGHLY LIQUID INVESTMENT OPTION. THESE FUNDS ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THEY WILL ALWAYS BE ABLE TO DO SO.

The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities.

There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables below compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar funds. The bar chart and tables demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns and yield compare with a group of similar funds. Past performance is not necessarily an indication that the Fund will achieve similar results in the future. For current yield information, you can call us at
(800) 225-1852.

ANNUAL RETURNS(1) (CLASS A SHARES) (as of 12/31/03)


[CHART]


1994       3.72%
1995       5.51%
1996       4.97%
1997       5.09%
1998       5.06%
1999       4.69%
2000       5.94%
2001       3.85%
2002       1.35%
2003



BEST QUARTER:   ____% (___ quarter of____)
WORST QUARTER:  ____% (___ quarter of____)

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)



                                                   ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION
Class A shares                                             %            %           %                 % (since 6-1-76)
----------------------------------------------------------------------------------------------------------------------
Class Z shares                                             %            %        N/A                  % (since 3-1-96)
----------------------------------------------------------------------------------------------------------------------
Lipper Average(2)                                          %            %           %              N/A
----------------------------------------------------------------------------------------------------------------------
7-DAY YIELD(1) (as of 12/31/03)

Class A shares                                           --           --          --                  %
----------------------------------------------------------------------------------------------------------------------
Class Z shares                                           --           --          --                  %
----------------------------------------------------------------------------------------------------------------------
iMoneyNet, Inc. Taxable Prime Retail Average(3)          --           --          --                  %


(1)  The Fund's returns and yield are after deduction of expenses.


(2) The Lipper average is based upon the average return of all mutual funds in the U.S. Taxable Money Market Funds category. Lipper returns since inception are ___% for Class A and ___% for Class Z Shares. These returns would be lower if they included the effect of sales charges and taxes. Source: Lipper Inc.

(3) iMoneyNet, Inc. reports a seven-day current yield, net asset value (NAV), and weighted average maturity (WAM) on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average (formerly called the iMoneyNet General Purpose Average) category as of December 31, 2003. The yield would be lower if it included the effect of sales charges and taxes.

Class B shares and Class C shares are new, and therefore, no performance information is available for these share classes.


FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                       CLASS A   CLASS B    CLASS C   CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)            None      None       None      None
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                  None      None       None      None
---------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions             None      None       None      None
---------------------------------------------------------------------------------------------
Redemption fees                                           None      None       None      None
---------------------------------------------------------------------------------------------
Exchange fee                                              None      None       None      None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                       CLASS A   CLASS B    CLASS C   CLASS Z
Management fees                                               %         %          %         %
---------------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                   .125%     None       None        --
---------------------------------------------------------------------------------------------
+ Other expenses                                              %     None       None          %
---------------------------------------------------------------------------------------------
= Total annual Fund operating expenses                        %         %          %         %


(1) Your broker may charge you a separate or additional fee for purchases of shares or an administration fee on fund balances, including income from fund distributions.

Historically, a significant portion of the assets invested in the Fund have been "sweep" cash assets maintained in customer brokerage accounts offered by Prudential Securities Incorporated (PSI) and Pruco Securities Corporation (Pruco). "Sweep" assets represent cash balances held in customer brokerage accounts that are "swept" out of each customer's brokerage account, typically daily, and invested in a designated investment option. In 2003, PSI was effectively acquired by Wachovia Securities, LLC (Wachovia Securities), and PSI became a division of Wachovia Securities. Wachovia Securities recently determined that it would no longer offer the Fund as an investment option for "sweep" cash assets maintained in former-PSI customer brokerage accounts. Accordingly, effective as of November 10, 2003, no new "sweep" cash assets will be invested in the Fund. Existing cash assets maintained in the Wachovia Securities (former-PSI) brokerage accounts that are invested in the Fund will continue to be depleted over the next few months, as Wachovia brokerage customers redeem Fund shares. It is expected that by mid-2004, virtually all of the "sweep" cash assets will have been redeemed.

Because a significant portion of the assets invested in the Fund are these "sweep" cash assets (approximately 79% as of November 30, 2003), the decision by Wachovia Securities to discontinue offering the Fund as an investment option is expected to significantly reduce the size of the Fund, which is expected to result in a significant increase in the expense ratio of the Fund set forth above, since fixed costs would be spread across fewer assets.

Assuming the removal of only the December 31, 2003 "sweep" cash assets noted above, the total annual Fund operating expense ratio of Class A shares of the
Fund would increase by     from      (as of December 31, 2003) to ____.


EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
Class A shares(1)                  $           $           $           $
-------------------------------------------------------------------------------
Class B shares(1)                  $           $           $           $
-------------------------------------------------------------------------------
Class C shares(1)                  $           $           $           $
-------------------------------------------------------------------------------
Class Z shares                     $           $           $           $



(1) Shareholders who exchange Class A (in some cases), Class B or Class C shares of another fund into shares of the Fund are generally subject to a Contingent Deferred Sales Charge (CDSC) imposed by the original fund upon their redemption of Fund shares depending on the date of purchase of shares of the original fund. The example takes into account the CDSC generally applicable to Class B shares of an original fund. The example assumes a CDSC of 5%, although if you have held shares of the original fund for more than one year, the CDSC will be lower. Investors should refer to the prospectus of the original fund for further details about the applicable CDSC. For further information, see "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares."

THE EXAMPLE ABOVE DOES NOT REFLECT THE EXPECTED IMPACT OF THE GRADUAL DEPLETION OF "SWEEP" CASH ASSETS MAINTAINED IN WACHOVIA SECURITIES CUSTOMER BROKERAGE ACCOUNTS, WHICH IS DISCUSSED ABOVE. IF THE EXAMPLE ABOVE REFLECTED THE IMPACT OF THE GRADUAL DEPLETION OF SUCH "SWEEP" CASH ASSETS, THE COSTS LISTED ABOVE WOULD BE SIGNIFICANTLY HIGHER.

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments, and municipal notes.


The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage the Fund's portfolio to comply with the requirements of Investment Company Act of 1940, as amended (the 1940
Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security:
(a) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (b) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (c) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars but may be issued by a foreign issuer.

COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of underlying assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.


The Fund's investments also include variable rate demand obligations (VRDOs) and VRDOs in the form of participation interests (Participating VRDOs) in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%)of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand features of VRDOs or Participating VRDOs may not be honored.


FOREIGN SECURITIES and foreign markets involve additional risk. Laws and accounting standards typically are not as strict in foreign countries as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets.

Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.

Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

For more information, see "Investment Risks" below and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains more information about the Fund. To obtain a copy, see the back cover of this prospectus.

OTHER INVESTMENTS AND STRATEGIES
While the Fund invests principally in the securities described above, it may invest in other securities or use certain investment strategies to increase returns or protect its assets, if market conditions warrant.

The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government. Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.


The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The debt securities of other issuers whose securities we buy, like the Farm Credit System, depend entirely upon their own resources to repay their debt and are subject to the risk of default like private issuers.

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short term cash loans by the Fund to the seller of the securities. This creates a fixed return for the Fund.

The Fund may use REVERSE REPURCHASE AGREEMENTS, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 10% of the value of its total assets.

The Fund may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery of and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, generally they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.


The Fund also follows certain policies when it BORROWS MONEY (the Fund may borrow up to 10% of the value of its net assets); LENDS ITS SECURITIES to others (the Fund may lend up to 10% of its total assets); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

HOW THE FUND INVESTS


INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.


INVESTMENT TYPE


 % OF FUND ASSETS          RISKS                           POTENTIAL REWARDS
HIGH-QUALITY MONEY         - Credit risk -- the risk       -  A source of regular
MARKET OBLIGATIONS           that default of an issuer        interest income
Up to 100%                   would leave the Fund with
                             unpaid interest or principal  -  May be more secure than
                                                              stock and other equity
                           - Market risk -- the risk          securities since
                             that bonds and other debt        companies must pay their
                             instruments may lose value       debts before they pay
                             because interest rates           dividends
                             change or there is a lack
                             of confidence in a group of
                             borrowers or in an industry

MONEY MARKET OBLIGATIONS   - Foreign markets, economies    -  Investors may realize
OF FOREIGN ISSUERS           and political systems may        higher returns based
(U.S. DOLLAR-DENOMINATED)    not be as stable as those        upon higher interest
Up to 100%                   in the U.S.                      rates paid on foreign
                                                              investments

                           - Differences in foreign        -  Increased diversification
                             laws, accounting standards,      by expanding the allowable
                             public information and           choices of high-quality
                             custody and settlement           debt securities.
                             practices

ILLIQUID SECURITIES
Up to 10% of net assets    - May be difficult to value     -  May offer a more
                             precisely                        attractive yield or
                                                              potential for growth
                           - May be difficult to sell at      than more widely traded
                             the time or price desired        securities

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS
The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies for the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
100 MULBERRY STREET, GATEWAY CENTER THREE
NEWARK, NEW JERSEY 07102


Under a management agreement with the Fund, PI manages the Fund's investment operations, administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2003, the Fund paid PI management fees of ___% of the Fund's average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2003, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential) served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.


INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds and mortgages, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


The Money Markets Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Fund. The Team develops and coordinates the Fund's investment strategy. "Top-down" investment decisions such as maturity, yield curve, and sector positioning are made consistent with a PIM Fixed Income-wide Strategic Outlook, while "bottom-up" security selection is done by the Money Markets Sector Team. The Strategic Outlook is developed quarterly by the

Chief Investment Officer and the Heads of each of the Sector Teams. The Strategic Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of Class A shares to PIMS as compensation for its services. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" table. Because these fees are paid from the Fund's assets on a continuous basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. PIMS does not receive compensation from the Fund for distributing the Fund's Class Z shares.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account.


The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.

Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). CAPITAL GAINS are generated when the Fund sells assets for a profit.


For your convenience, Fund distributions of dividends and NET CAPITAL GAINS are AUTOMATICALLY REINVESTED in the Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Either way, the distributions are subject to taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund -- How To Buy Shares" at Step 4: Additional Shareholder Services.

TAX ISSUES
FORM 1099
Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Fund distributions are generally taxable in the calendar year they are received, except where we declare certain dividends in October, November or December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

FUND DISTRIBUTIONS AND TAX ISSUES

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS or Transfer Agent) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


You may purchase shares by check or by wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

The Fund offers Class A, Class B, Class C and Class Z shares. Except as noted below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

Class B and Class C shares of the Fund may be purchased only:
  - through the exchange of Class B and Class C shares of other mutual funds distributed by PIMS without the imposition of a CDSC at the time of the exchange;
  - through the exchange of certain other money market funds distributed by PIMS that were acquired by an investor prior to January 22, 1990 in exchange for shares of a mutual fund subject to a CDSC (minimum initial investment of $1,000 with no minimum subsequent investment);
  - directly by investors (minimum initial investment of $1,000,000 with no minimum subsequent investment); or
  - by certain retirement and employee savings plans with the proceeds from the sale of shares of The Target Portfolio Trust (no minimum initial or subsequent investment).

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


  - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its client accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients both Class A shares and Class Z shares in the Fund in connection with different pricing options for their programs. Investors should carefully consider any separate transaction and other fees charged by these programs in connection with investing in each available shares class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

  - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden Mutual Funds or Strategic Partners Funds are an available option;
  - Current and former Directors/Trustees of the JennisonDryden Mutual Funds or Strategic Partners Funds (including the Fund);
  - Prudential, with an investment of $10 million or more; and
  - Qualified state tuition programs (529 plans).

PURCHASES THROUGH THE PRUDENTIAL INVESTOR ACCOUNT PROGRAM
The Prudential Investor Account Program is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure.

The Investor Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Client Service Center.


With the Investor Account for IRAs, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Fund on a daily basis. Wachovia Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Wachovia Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.


If you have an Investor Account (non-IRA), shares of the Fund will be purchased as follows:

  - When your account has a credit balance of $10,000 or more, Wachovia Securities will arrange for the automatic purchase of shares of the Fund with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance

  - When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested in the Fund on the settlement date
  - For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month


You will begin earning dividends on your shares purchased through the Investor Account Program on the first business day after the order is placed. Wachovia Securities will purchase shares of the Fund at the price determined at 4:00 p.m. New York time, on the business day following the availability of the credit balance. Wachovia Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.


Purchases of, withdrawals from and dividends from the Fund will be shown on your Investor Account statement.

The charges and expenses of the Investor Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Investor Account Program, you should call (800) 235-7637.

MANUAL PURCHASES
You may make a manual purchase (that is, a non-money market sweep purchase) of Fund shares in either of the following situations:

  - you do not participate in a money market sweep program (the Investor Account Program), or

  - you participate in a money market sweep program, but the Fund is not designated as your primary money market sweep fund.


The minimum initial investment for a manual purchase of Class A shares of the Fund is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. The minimum initial investment for a manual purchase of Class B and Class C shares of the Fund is $1,000,000 with no minimum subsequent investment.

If you make a manual purchase through the Fund's Distributor, through your broker or dealer or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:00 p.m. New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Fund shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.


PAYMENTS TO THIRD PARTIES FOR ACCOUNT MAINTENANCE
The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation -- it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.


We determine the NAV of our shares once each business day at 4:00 p.m. New York time, on days that the New York Stock Exchange (NYSE) is open for trading. Your purchase order or redemption request must be received by PMFS by the close of regular trading on the NYSE, usually 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase or sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when we do not price our shares. Therefore, the NAV of our shares may change on days when you will not be able to purchase or redeem the Fund's shares. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange Fund shares or when changes in the value of the Fund's portfolio do not materially affect the NAV.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund -- also known as redeeming shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If you acquired Class B or Class C shares of the Fund through the exchange of shares of another mutual fund distributed by PIMS, however, the proceeds from the sale of your shares of the Fund will be reduced by the amount of any applicable CDSC imposed by the other mutual fund. For more information, see "Contingent Deferred Sales Charge
(CDSC)" below. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADEPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. To the extent permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings institution or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

In addition, we may withhold wiring redemption proceeds if the Fund's investment adviser determines that the Fund could be adversely affected by making immediate payment, and we may take up to seven days to wire redemption proceeds.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Class Z shares of the Fund may be sold without any sales charge. If you own Class A (in some cases), Class B or Class C shares and you exchanged into the Fund from another mutual fund distributed by PIMS, however, you will be subject to any applicable CDSC imposed by the original fund when you sell your shares of the Fund. The amount of the CDSC imposed on your sale of shares of the Fund will depend on the date you purchased the shares of the original fund, without regard to the time the Class A, Class B or Class C shares were held in the Fund. You should read the prospectus of the original fund for a description of the applicable CDSC.


REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC, if applicable) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden Mutual Funds or Strategic Partners Funds -- including certain money market funds -- if you satisfy the minimum investment requirements of such other JennisonDryden Mutual Fund or Strategic Partners Fund. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden Mutual Fund or Strategic Partners Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING

P.O. BOX 8157

PHILADEPHIA, PA 19101


When you exchange Class A shares of the Fund for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other JennisonDryden Mutual Fund or Strategic Partners Fund. The sales charge is imposed at the time of your exchange.


If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.


If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Wachovia Securities' 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

You can exchange Class B or Class C shares of another mutual fund distributed by PIMS for Class B or Class C shares of the Fund without imposition of a CDSC. If you sell your Class B or Class C shares of the Fund or re-exchange them for Class B or Class C shares of the original fund or another mutual fund within the same family of funds, your shares will be subject to any applicable CDSC upon the sale or any redemption after the re-exchange without regard to the time your shares were held in the Fund. You can only exchange Class B or Class C shares of the Fund into Class B or Class C shares of another mutual fund if you meet the minimum investment requirements of such other mutual fund. Class B or Class C shares of the Fund may not be exchanged for Class A or Class Z shares of any other fund.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The decision will be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order.


TELEPHONE REDEMPTIONS AND EXCHANGES
You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see "How to Sell Your Shares -- Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, and must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in the chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. Because Class B and Class C share classes are new, there is no financial information available for these classes as of the date of this prospectus.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available upon request, at no charge as described on the back cover of this prospectus.


CLASS A SHARES

The financial highlights for the five fiscal years ended December 31, 2003 were part of the financial statements audited by ________________, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001           2000           1999
 Net asset value, beginning of year                    $      1.000   $      1.000   $      1.000   $      1.000
 Net investment income and
   net realized gains                                          .013           .037           .058           .046
 Dividends and distributions
   to shareholders                                            (.013)         (.037)         (.058)         (.046)
 Net asset value, end of year                          $      1.000   $      1.000   $      1.000   $      1.000
 Total return(1)                                               1.35%          3.85%          5.94%          4.69%

 RATIOS/SUPPLEMENTAL DATA                       2003           2002           2001           2000           1999
 Net assets, end of year (000)                         $  6,930,229   $  6,440,760   $  6,529,282   $  6,393,586
 Average net assets (000)                              $  6,947,463   $  6,846,656   $  6,538,256   $  6,292,031
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
   and service (12b-1) fees                                     .61%           .65%           .67%           .68%
 Expenses, excluding distribution
   and service (12b-1) fees                                     .48%           .52%           .54%           .55%
 Net investment income                                         1.34%          3.76%          5.81%          4.60%


(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

CLASS Z SHARES


The financial highlights for the five fiscal years ended December 31, 2003 were part of the financial statements audited by _________________, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE                 2003           2002           2001           2000           1999
 Net asset value, beginning of year                    $      1.000   $      1.000   $      1.000   $      1.000
 Net investment income and
   net realized gains                                          .015           .039           .059           .047
 Dividends and distributions
   to shareholders                                            (.015)         (.039)         (.059)         (.047)
 Net asset value, end of year                          $      1.000   $      1.000   $      1.000   $      1.000
 Total return(1)                                               1.48%          3.98%          6.07%          4.82%

 RATIOS/SUPPLEMENTAL DATA                       2003           2002           2001           2000           1999
 Net assets, end of year (000)                         $    200,583   $    272,733   $    253,173   $    259,529
 Average net assets (000)                              $    291,473   $    283,850   $    267,611   $    227,112
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
   and service (12b-1) fees                                     .48%           .52%           .54%           .55%
 Expenses, excluding distribution
   and service (12b-1) fees                                     .48%           .52%           .54%           .55%
 Net investment income                                         1.48%          3.84%          5.95%          4.74%


(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

NOTES

NOTES

NOTES

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


- MAIL
  Prudential Mutual Fund Services LLC
  PO Box 8098
  Philadelphia, PA 19101


- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (from outside the U.S.)

- WEBSITES
  www.jennisondryden.com
  www.strategicpartners.com


- Outside Brokers should contact:
  Prudential Investment Management Services LLC
  PO Box 8310
  Philadelphia, PA 19101


- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- ELECTRONIC REQUEST
  publicinfo@sec.gov
  Note: The SEC charges a fee to copy documents

- IN PERSON
  Public Reference Room in Washington, DC
  For hours of operation, call (202) 942-8090

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

- SEMI-ANNUAL REPORT


Fund Symbols


SHARE CLASS       A               B          C        Z
Nasdaq            MMAFA                               PMZXX
CUSIP             60936A100                           60936A407




MF108A                                  Investment Company Act File No. 811-2619

                             MONEYMART ASSETS, INC.


                       Statement of Additional Information

                                February __, 2004

     MoneyMart Assets, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus, dated February __, 2004 ("Prospectus") and "Description of the Fund, Its Investments and Risks" below. Effective June 30, 2003, the name of the Fund changed from Prudential MoneyMart Assets, Inc. to MoneyMart Assets, Inc.


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained at no charge from the Fund upon request at the address or telephone number noted above.


     The Fund's audited financial statements for the fiscal year ended December 31, 2003 are incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-02619). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                                PAGE
                                                                                ----
Fund History                                                                    B-2
Description of the Fund, Its Investments and Risks                              B-2
Investment Restrictions                                                         B-5
Management of the Fund                                                          B-7
Control Persons and Principal Holders of Securities                             B-12
Investment Advisory and Other Services                                          B-12
Brokerage Allocation and Other Practices                                        B-16
Securities and Organization                                                     B-17
Purchase, Redemption and Pricing of Fund Shares                                 B-17
Net Asset Value                                                                 B-20
Taxes, Dividends and Distributions                                              B-21
Calculation of Yield                                                            B-22
Financial Statements                                                            B-22
Appendix I--Description of Ratings                                              I-1
Appendix II--Proxy Voting Policies of the Subadviser                            II-1


MF108B

                                  FUND HISTORY


     The Fund was organized as a corporation under the laws of Maryland on December 22, 1975. In 2003, the Fund changed its name from Prudential MoneyMart Assets, Inc. to MoneyMart Assets, Inc.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS. The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Prospectus, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

     Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United StatesTreasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund does not intend to purchase Treasury Receipts, TIGRs or CATS during the coming year.

FLOATING RATE AND VARIABLE RATE SECURITIES

     The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

DEMAND FEATURES AND GUARANTEES

     The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to shorten the maturity of the underlying instrument. Second, the demand feature, if unconditional, can be used to evaluate the credit quality of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

     A guarantee is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

     The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act) provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities issued or supported by second tier demand features or guarantees that are issued by the institution that issued such second tier securities.


LIQUIDITY PUTS

     The Fund may purchase money market instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for instruments with a put may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Securities and Exchange Commission (Commission) and subject to the supervision of the Board of Directors, the purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.


LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 10% of the value of the Fund's total assets and, provided that such loans are callable at any time by the Fund and are at all times secured by cash or U.S. Government securities that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the loaned securities may be voted by the Fund.


     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors (the Board) of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.


     The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES


     The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities), privately placed commercial paper and securities that are not readily marketable (either within or outside of the United States). Historically, illiquid securities have included certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The Fund's investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


BORROWING

     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 10% of the value of its net assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS

     The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Custodian, directly or through a sub-custodian, and will be maintained physically or in a book-entry account.

     The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds upon sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code because the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

     The Fund intends to participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments to purchase such when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

SEGREGATED ASSETS


     When the Fund is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company (State Street or the Custodian), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options in futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

     The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above. The Fund may not:

     1. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities.

     2. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

     3. Purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     4. Make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies." The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.

     5. Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Commission has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street), liquid assets equal in value to the amount owed.

     6. Mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     8.  Act as an underwriter of securities.

     9. Purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.

     10. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.

     11. Make investments for the purpose of exercising control or management.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     13. The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).


                              INDEPENDENT DIRECTORS


                                                                                        NUMBER OF
                                             TERMS OF                                  PORTFOLIOS
                                             OFFICE***                                   IN FUND
                                            AND LENGTH                                   COMPLEX
                           POSITION WITH      OF TIME        PRINCIPAL OCCUPATIONS      OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE      THE FUND         SERVED        DURING PAST FIVE YEARS     BY DIRECTOR   HELD BY THE DIRECTOR****
------------------------   -------------    ----------    ---------------------------  -----------   ------------------------
Delayne Dedrick Gold (65)  Director         Since 1983    Marketing Consultant (1982-      129                  --
                                                           present); formerly Senior
                                                           Vice President and Member
                                                           of the Board of Directors,
                                                           Prudential Bache
                                                           Securities, Inc.

Robert E. La Blanc (69)    Director         Since 1996    President (since 1981) of        119       Director of Storage
                                                           Robert E. La Blanc                         Technology
                                                           Associates, Inc.                           Corporation (since
                                                           (telecommunications);                      1979) (technology),
                                                           formerly General Partner at                Chartered
                                                           Salomon Brothers and Vice-                 Semiconductor
                                                           Chairman of Continental                    Manufacturing, Ltd.
                                                           Telecom; Trustee of                        (since 1998) Titan
                                                           Manhattan College.                         Corporation
                                                                                                      (electronics, since
                                                                                                      1995), Computer
                                                                                                      Associates
                                                                                                      International, Inc.
                                                                                                      (since 2002)
                                                                                                      (software company),
                                                                                                      FiberNet Telecom
                                                                                                      Group, Inc. (since
                                                                                                      2003) (telecom
                                                                                                      company); Director
                                                                                                      (since April 1999) of
                                                                                                      The High Yield Plus
                                                                                                      Fund, Inc.

Robin B. Smith (64)        Director         Since 1996    Chairman of the Board (since     109       Director of BellSouth
                                                           January 2003) of Publishers                Corporation (since
                                                           Clearing House (direct                     1992).
                                                           marketing), formerly
                                                           Chairman and Chief
                                                           Executive Officer (August
                                                           1996-January 2003) of
                                                           Publishers Clearing House.

                                                                                        NUMBER OF
                                             TERMS OF                                  PORTFOLIOS
                                             OFFICE***                                   IN FUND
                                            AND LENGTH                                   COMPLEX
                           POSITION WITH      OF TIME        PRINCIPAL OCCUPATIONS      OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE      THE FUND         SERVED        DURING PAST FIVE YEARS     BY DIRECTOR   HELD BY THE DIRECTOR****
------------------------   --------------   ----------    ---------------------------  ------------  ------------------------
Stephen Stoneburn (60)     Director         Since 1996    President and Chief              107                  --
                                                           Executive Officer (since
                                                           June 1996) of Quadrant
                                                           Media Corp. (a publishing
                                                           company); formerly
                                                           President (June 1995-June
                                                           1996) of Argus Integrated
                                                           Media, Inc.; Senior Vice
                                                           President and Managing
                                                           Director (January
                                                           1993-1995) of Cowles
                                                           Business Media and Senior
                                                           Vice President of
                                                           Fairchild Publications,
                                                           Inc (1975-1989).

Clay T. Whitehead (65)     Director         Since 1999    President (since 1983) of        106       Director (since 2000)
                                                          National Exchange Inc.                     of The High Yield
                                                          (new business development                  Plus Fund, Inc.
                                                          firm).

                                                          INTERESTED DIRECTORS


*Robert F. Gunia (57)      Director         Since 1996    Chief Administrative Officer     189       Vice President and
                            and Vice                       (since June 1999) of PI;                   Director (since
                            President                      Executive Vice President                   May 1989) and
                                                           and Treasurer (since                      Treasurer (since
                                                           January 1996) of PI;                      1999) of The Asia
                                                           President (since April                    Pacific Fund, Inc.
                                                           1999) of Prudential
                                                           Investment Management
                                                           Services LLC (PIMS);
                                                           Corporate Vice President
                                                           (since September 1997) of
                                                           The Prudential Insurance
                                                           Company of America;
                                                           Director, Executive Vice
                                                           President and Chief
                                                           Administrative Officer
                                                           (since May 2003) of
                                                           American Skandia
                                                           Investment Services, Inc.,
                                                           American Skandia Advisory
                                                           Services, Inc., and
                                                           American Skandia Fund
                                                           Services, Inc.; President
                                                           (since April 1999) of
                                                           Prudential Investment
                                                           Management Services LLC;
                                                           Executive Vice President
                                                           (since March 1999) and
                                                           Treasurer (since May 2000)
                                                           of Prudential Mutual Fund
                                                           Services LLC; formerly
                                                           Senior Vice President
                                                           (March 1987- May 1999) of
                                                           Prudential Securities.

     Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                    OFFICERS



                                                  TERMS OF
                                                  OFFICE***
                                                 AND LENGTH
                                POSITION WITH      OF TIME     PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE              FUND          SERVED      DURING PAST FIVE YEARS
------------------------        -------------    ----------    -----------------------
Judy A. Rice (55)               President        Since 2003    President, Chief Executive Officer, Chief
                                                                Operating Officer and Officer-in-Charge (since
                                                                2003) of PI; Director, Officer-in-Charge,
                                                                President, Chief Executive Officer and Chief
                                                                Operating Officer (since May 2003) of American
                                                                Skandia Advisory Services, Inc. and American
                                                                Skandia Investment Services, Inc.; Director,
                                                                Officer-in-Charge, President, Chief Executive
                                                                Officer (since May 2003) of American Skandia Fund
                                                                Services, Inc.; Vice President (since February
                                                                1999) of Prudential Investment Management Services
                                                                LLC; President, Chief Executive Officer and
                                                                Officer-In-Charge (since April 2003) of Prudential
                                                                Mutual Fund Services LLC; formerly various
                                                                positions to Senior Vice President (1992-1999) of
                                                                Prudential Securities; and various positions to
                                                                Managing Director (1975-1992) of Salomon Smith
                                                                Barney; Member of Board of Governors of the Money
                                                                Management Institute.

Marguerite E. H. Morrison (47)  Chief Legal      Since 2003    Vice President and Chief Legal Officer--Mutual
                                 Officer                        Funds and Unit Investment Trusts (since August
                                 and                            2000) of Prudential; Senior Vice President and
                                 Assistant        Since         Secretary (since April 2003) of PI; Senior Vice
                                 Secretary        2002          President and Secretary (since May 2003) of
                                                                American Skandia Investment Services, Inc.,
                                                                American Skandia Advisory Services, Inc. and
                                                                American Skandia Fund Services, Inc.; Vice
                                                                President and Assistant Secretary of PIMS (since
                                                                October 2001), previously Senior Vice President
                                                                and Assistant Secretary (February 2001-April
                                                                2003) of PI and Vice President and Associate
                                                                General Counsel (December 1996-February 2001) of
                                                                PI.

Grace C. Torres (44)            Treasurer        Since 1995    Senior Vice President (since January 2000) of PI;
                                 and                            Senior Vice President and Assistant Treasurer
                                 Principal                      (since May 2003) of American Skandia Investment
                                 Financial                      Services, Inc. and American Skandia Advisory
                                 and                            Services Inc.; formerly First Vice President
                                 Accounting                     (December 1996-January 2000) of PI and First Vice
                                 Officer                        President (March 1993-1999) of Prudential
                                                                Securities.

Jonathan D. Shain (45)          Secretary        Since 2001    Vice President and Corporate Counsel (since August
                                                                1998) of Prudential; Vice President and Assistant
                                                                Secretary (since May 2003) of American Skandia
                                                                Investment Services, Inc. and American Skandia
                                                                Fund Services, Inc.; formerly Attorney with Fleet
                                                                Bank, N.A. (January 1997-July 1998).

Maryanne Ryan (39)              Anti-Money       Since 2002     Vice President, Prudential (since November 1998),
                                 Laundering                     First Vice President, Prudential Securities (March
                                 Compliance                     1997- May 1998); Anti-Money Laundering Officer
                                 Officer                        (since May 2003) of American Skandia Investment
                                                                Services, Inc., American Skandia Advisory
                                                                Services, Inc. and American Skandia Marketing,
                                                                Inc.


----------

+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser (Prudential Investment Management, Inc. or
     PIM) or the Distributor (Prudential Investment Management Services LLC or
     PIMS).

**   Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

     Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                            STANDING BOARD COMMITTEES


     The Board of Directors has established three standing committees in connection with the governance of the Fund--Audit, Nominating and Valuation.

     The Audit Committee consists of Ms. Gold, Mr. La Blanc, Ms. Smith,
Mr. Stoneburn and Mr. Whitehead. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee met six times during the fiscal year ended December 31, 2003.

     The Nominating Committee consists of Ms. Gold, Mr. La Blanc, Ms. Smith, and Mr. Whitehead. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended December 31, 2003.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portolio securities and other assets and meets on an as needed basis. The Valuation Committee met two times during the fiscal year ended December 31, 2003. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden Mutual Funds or Strategic Partners Funds complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. The following Independent Directors serve on the Executive Committee: Robert E. La Blanc and
Clay T. Whitehead. Independent directors/trustees from other funds in the JennisonDryden Mutual Funds or Strategic Partners Funds complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

     Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden Mutual Fund or Strategic Partners Fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Directors.


     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2003 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                               COMPENSATION TABLE


                                                                          TOTAL 2003 COMPENSATION FROM FUNDS AND
NAME AND POSITION                    AGGREGATE COMPENSATION FROM FUND   FUND COMPLEX PAID TO INDEPENDENT DIRECTORS
-----------------                    --------------------------------   ------------------------------------------
Delayne Dedrick Gold                                 $                                  $    ( / )*
Robert E. La Blanc                                   $                                  $    ( / )*
Stephen P. Munn(1)                                   $                                  $    ( / )*
Robin B. Smith(3)                                    $                                  $    ( / )*
Stephen Stoneburn                                    $                                  $    ( / )*
Nancy H. Teeters(2)                                  $                                  $    ( / )*
Clay T. Whitehead                                    $                                  $    ( / )*


----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Mr. Munn was elected as Director at a meeting on July 2, 2003. Mr. Munn resigned as Director effective November 30, 2003.

(2)  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

(3) Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2003, the total amount of deferred compensation for the year amounted to $____ for Ms. Smith.

     Directors who are interested and officers do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003.


                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS


                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                  OF EQUITY SECURITIES IN
                                                                                                       ALL REGISTERED
                                                                                                    INVESTMENT COMPANIES
                                                                         DOLLAR RANGE OF EQUITY    OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                                         SECURITIES IN THE FUND         FUND COMPLEX
----------------                                                         ----------------------   ------------------------
Delayne Dedrick Gold                                                               --                   Over $100,000
Robert E. La Blanc                                                           $10,001-$50,000            Over $100,000
Robin B. Smith                                                                Over $100,000             Over $100,000
Stephen Stoneburn                                                                  --                   Over $100,000
Clay T. Whitehead                                                           $50,001-$100,000            Over $100,000


                              INTERESTED DIRECTORS


                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                  OF EQUITY SECURITIES IN
                                                                                                       ALL REGISTERED
                                                                                                    INVESTMENT COMPANIES
                                                                         DOLLAR RANGE OF EQUITY    OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                                         SECURITIES IN THE FUND         FUND COMPLEX
----------------                                                         ----------------------   ------------------------
Robert F. Gunia                                                             $10,001-$50,000             Over $100,000

     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2003.



                                                                    NAME OF
                                                                  OWNERS AND
                                                                 RELATIONSHIPS           TITLE OF    VALUE OF   PERCENT OF
NAME OF DIRECTOR                                                  TO DIRECTOR   COMPANY   CLASS     SECURITIES    CLASS
----------------                                                 -------------  -------  --------   ----------  ----------
Delayne Dedrick Gold                                                  --          --        --          --          --
Robert E. La Blanc                                                    --          --        --          --          --
Robin B. Smith                                                        --          --        --          --          --
Stephen Stoneburn                                                     --          --        --          --          --
Clay T. Whitehead                                                     --          --        --          --          --


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund.


     As of February 13, 2004, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

     As of February 13, 2004, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Fund were:



NAME                                              ADDRESS                       CLASS                SHARES/% OF CLASS
----                                              -------                       -----                -----------------
Pru Defined Contribution Svcs            Attn: PMFS Coordinator                   Z                        / %
FBO Pru-Non-Trust Accounts               30 Scranton Office Park
                                         Moosic, PA 18507

Prudential Trust Company                 Attn: PMFS Coordinator                   Z                        / %
FBO Pru-DC Trust Accounts                30 Scranton Office Park
                                         Moosic, PA 18507



     As of February 13, 2004, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of the following:



                  CLASS                                                          NO. SHARES/% OF CLASS
                  -----                                                          ---------------------
                    A                                                                      / %
                    B                                                                      / %
                    C                                                                      / %
                    Z                                                                      / %


                     INVESTMENT ADVISORY AND OTHER SERVICES

     (a) MANAGER AND INVESTMENT ADVISER


     The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden Mutual Funds or Strategic Partners Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.

     PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund

Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager serves as the transfer agent and dividend-disbursing agent for the JennisonDryden Mutual Funds or Strategic Partners Funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. The fee is computed daily and payable monthly.

     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

      (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

      (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

      (3) the costs and expenses payable to any subadviser pursuant to any subadvisory agreement between the Manager and a subadviser.

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.

     The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


     For the fiscal years ended December 31, 2003, 2002 and 2001, PI received management fees of $__, $21,816,807 and $21,491,518, respectively.

     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or Subadviser), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIM is paid by PI at an annual rate of .250 of 1% of the Fund's average daily net assets to $50 million and .135 of 1% of the Fund's average daily net assets over $50 million.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act.

     (b) MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Directors on May 29, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.


     With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Funds. The Board considered each of the Manager's and Subadviser's stated commitment to the maintenance of effective compliance programs for the Funds and their positive compliance history, as neither the Manager or the Subadviser has been subject to any significant compliance problems.

     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLAN


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan for the Class A shares (the
Plan) and the Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% per annum of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.


     For the fiscal year ended December 31, 2003, the Distributor received payments of $__ under the Plan. It is estimated that this amount was spent on:
(1) account servicing fee credits to Wachovia Securities branch offices for payments of account servicing fees to account executives ( % or $ ) and (2) allocation of overhead and other branch office distribution-related expenses ( % or $ ). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Wachovia Securities and Pruco Securities Corporation (Pruco), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer agent and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($12.00) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, served as the Fund's independent auditors and in that capacity audited the Fund's annual financial statements for the fiscal year ended December 31, 2003. The Audit Committee and the full Board approved the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2004.


CODE OF ETHICS


     The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board of Directors of the Fund has delegated to the Fund's investment manager, PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of the Fund, including any Committee thereof established for that purpose.

     The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Fund maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

     A copy of the voting policies of the Fund's Subadviser is set forth in Appendix II of this SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Wachovia Securities as broker or dealer.

     During the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid no brokerage commissions. [ADMIN. TO CONFIRM]

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of December 31, 2003, the Fund held securities as listed below:

                                [ADMIN TO SUPPLY]


                           SECURITIES AND ORGANIZATION


     The Fund is authorized to issue 20 billion shares of common stock, $.001 par value, divided into four classes, designated as Class A common stock, Class B common stock, Class C common stock and Class Z common stock. Of the authorized shares of common stock, 13 billion shares consist of Class A shares, 2.5 billion shares consist of Class B shares, 2.5 billion shares consist of Class C shares, and 2 billion shares consist of Class Z shares.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) Class A shares are subject to distribution and/or service fees, (2) Class B shares, Class C shares, and Class Z shares are not subject to any distribution and/or service fees, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (4) each class has a different exchange privilege and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.


     Shares of the Fund may be purchased by investors through the Distributor, through brokers that have entered into agreements to sell Fund shares, or directly through PMFS. Shares may also be purchased through Wachovia Securities or Pruco. Wachovia Securities clients who hold Fund shares through Wachovia Securities may benefit through administrative conveniences afforded them as Wachovia Securities clients, but may be subject to certain additional restrictions imposed by Wachovia Securities.


REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

REDEMPTION OF SHARES

     Investors who purchase Class A shares directly from PMFS may use the following procedures:

     CHECK REDEMPTION. At a shareholder's request, State Street will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Participants in certain retirement plans may not be eligible for check redemption. Please contact PMFS for further details.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.


     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, or telephone (800) 225-1852 (toll-free). Check Redemption is not available to investors for whom Wachovia Securities has purchased shares.


SALE OF SHARES


     You can redeem your shares at any time for cash at the Net Asset Value
(NAV) next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds from the sale of Class A (in certain cases), Class B or Class C shares of the Fund acquired as a part of an exchange privilege will be reduced by the amount of any applicable CDSC imposed by the original fund. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order is received after the close of regular trading on the NYSE. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.


     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


     CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Certain restrictions apply. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Fund in your account to cover the amount of the check plus any applicable contingent deferred sales charges. If insufficient shares are in the account or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the NYSE closes. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at
(800) 225-1852.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase or acquire sufficient additional shares to avoid such redemption. No CDSC will be imposed on any involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with the redemption of Class B or Class C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify PMFS, either directly or through the Distributor or your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

     CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund are sold without any sales charge. Shareholders who exchange from Class B or Class C shares of a mutual fund into Class B or Class C shares of the Fund, however, are generally subject to a CDSC imposed by the original fund upon their redemption of Class B or Class C shares of the Fund depending on the date of purchase of shares of the original fund and the class of shares purchased, without regard to the time their shares were held in the Fund. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

     The following example is provided to assist an investor in understanding how a CDSC is applied upon the redemption of Class B or Class C shares. Shareholders are advised to read the prospectus of the original fund for a description of the applicable CDSC.

     For example, assume an investor purchased 100 Class B shares of a fund (the original fund) (subject to a contingent deferred sales charge declining from 5% to 1% over a period of six years) at $10 per share for a total cost of $1,000. Subsequently, the shareholder acquired 5 additional shares of the original fund through dividend reinvestment. During the second year after the original purchase, the investor exchanged into Class B shares of the Fund. Assuming at the time of the exchange, the net asset value of the original fund had appreciated to $12 per share, the value of the Investor's shares would be $1,260 (105 shares at $12 per share). Subsequently, the shareholder acquired 1 additional Class B share of the Fund through dividend reinvestment (1 share at $1.00 per share). In year three, the investor decided to redeem $500 of his or her investment. A CDSC would not be applied to the amount which represents appreciation and the value of the reinvested dividend shares ($261). Therefore, $239 of the redemption proceeds ($500 minus $261) would be charged at a rate of 4% (the applicable CDSC in the second year after purchase of the original fund, I.E., without regard to the time shares were held in the Fund) for a total contingent deferred sales charge of $9.56.


RESTRICTIONS ON SALE

     The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause (2) above.

                                 NET ASSET VALUE

     The Fund's NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.

     The Fund computes its NAV at the close of regular trading on the NYSE, (usually 4:00 PM New York time), on each day the NYSE is open for trading. In the event that the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. The NYSE is closed on most national holidays and on Good Friday. The Fund may not determine its NAV on days when no orders to purchase, sell or exchange Fund shares have been received or days on which changes in the value of the Fund's securities do not materially affect the NAV.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     The Fund has elected to qualify to be taxed and the Fund intends to remain qualified to be taxed, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if the Fund did realize long-term capital gains, permits net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.


     Qualification of the Fund as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income derived with respect to its business of investing in such securities; (2) the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (3) the Fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

     In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules, which respectively may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized upon the sale or redemption of shares by a shareholder, however, although otherwise treated as short-term capital loss, will be long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Furthermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares within 30 days (either before or after) of the disposition of the shares.

     Because none of the Fund's net income is anticipated to arise from qualified dividends on common or preferred stock, none of its distributions to corporate shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

     Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers with respect to the federal, state, and local tax consequences of investing in the Fund.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The Yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

               Effective yield = [(base period return + 1)365/7] 1


     The yield and effective yield for Class A shares of the Fund based on the 7 days ended December 31, 2003 were __% and __%, respectively. The yield and effective yield for Class Z shares of the Fund based on 7 days ended December 31, 2003 were __% and __%, respectively. Yield information is not available for Class B and Class C shares because they are new.


     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.


                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended December 31, 2003, incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-02619), have been so incorporated in reliance on the report of ______________, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

                       APPENDIX I--DESCRIPTION OF RATINGS


                       MOODY'S INVESTORS SERVICE (MOODY'S)


DEBT RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -   Leading market positions in well-established industries.

     -   High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternative liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

     MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.


                    STANDARD & POOR'S RATINGS SERVICES (S&P)


LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     A-1: The designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

     An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     - Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

     - Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

NOTE RATING SYMBOLS ARE AS FOLLOWS:

     SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                  FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM DEBT RATINGS

     F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

              APPENDIX II--PROXY VOTING POLICIES OF THE SUBADVISER

     A copy of the proxy voting policies of the Fund's Subadviser follows:

                             PIM PROXY VOTING POLICY

     The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships WILL NOT influence voting.

     Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

     A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

     In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

PRUDENTIAL PUBLIC FIXED INCOME

     As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

PRUDENTIAL QUANTITATIVE MANAGEMENT

     This asset management unit invests with the expectation of replicating the performance of broad based equity indexes. As a result, there is little direct consideration of individual proxies. Generally, when a proxy is received, this unit will vote in accordance with a pre-determined set of votes, in most cases based on the recommendations of a proxy voting service such as IRRC. On the rare occasion that a proxy proposal falls outside the pre-determined voting policy, the financial impact of the proposal will be evaluated on a case-by-case basis.

PRUDENTIAL REAL ESTATE INVESTORS

     As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

PRUDENTIAL CAPITAL GROUP

     As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.


          (a) (1) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (2)  Articles of Amendment dated July 7, 2003.*

               (3)  Articles Supplementary dated December 4, 2003.*


          (b) By-Laws, as Amended and Restated November 18, 1999, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

          (c)  (1)  Form of stock certificate, incorporated by reference to
               Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (2) Instruments defining rights of shareholders incorporated by reference to Exhibits (a) and (b).

          (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (2) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (3) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.

          (e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

               (2) Form of Dealer Agreement, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

          (f)  Not applicable.

          (g) (1) Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (2) Amendment to Custodian Contract dated February 22, 1999, incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

               (3) Amendment to Custodian Contract dated July 17, 2001, incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 14, 2002.

               (4) Amendment to Custodian Contract dated January 17, 2002, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 14, 2002.

          (h) (1) Transfer Agency and Service Agreement, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (2) Amendment to Transfer Agency and Service Agreement, dated August 24, 1999, incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

               (3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002, incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 2003.


          (i) Opinion and Consent of Gardner, Carton & Douglas regarding legality of the securities being registered, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (2-55301), filed via EDGAR on December 31, 1998.


          (j)  Consent of Independent Auditors.**


          (k)  Not applicable.

          (l)  Not applicable.

          (m) Amended and Restated Distribution and Service Plan of Registrant, incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.


          (n)  Amended and Restated Rule 18f-3 Plan dated November 19, 2003.*


          (o)  Reserved


          (p) (1) Code of Ethics of the Registrant dated September 4, 2002, incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 2003.

               (2) Code of Ethics of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated September 4, 2002, incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 2003.


          (q) Powers of Attorney dated May 23, 2001, incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 14, 2002.

----------
  * Filed herewith.

 ** To be filed by subsequent Amendment.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     None.

ITEM 25.  INDEMNIFICATION.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's Amended By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (1) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) limits the liability of Prudential Investments LLC (PI) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36 (b)(3) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PI of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limits the liability of Prudential Investment Management, Inc. (PIM) to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PIM of its obligations and duties under the Subadvisory Agreement.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

     The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     (i)  Prudential Investments LLC (PI).

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of directors and officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


NAME AND ADDRESS           POSITION WITH PI                                    PRINCIPAL OCCUPATIONS
----------------           ----------------                                    ---------------------
Robert F. Gunia            Executive Vice President      Executive Vice President, and Chief Administrative Officer, PI; Vice
                             and Chief                     President, Prudential; President, PIMS; Executive Vice
                             Administrative Officer        President, Chief Administrative Officer and Director of American
                                                           Skandia Investment Services, Inc.; Executive Vice President and
                                                           Director of American Skandia Fund Services, Inc.; Executive
                                                           Vice President, Chief Administrative Officer and Director of
                                                           American Skandia Advisory Services, Inc.

William V. Healey          Executive Vice President      Executive Vice President, and Chief Legal Officer, PI; Vice
                             and Chief Legal Officer       President and Associate General Counsel, Prudential; Senior
                                                           Vice President, Chief Legal Officer and Secretary, PIMS; Executive
                                                           Vice President and Chief Legal Officer of American Skandia
                                                           Investment Services, Inc., Executive Vice President and Chief Legal
                                                           Officer of American Skandia Fund Services, Inc.; Executive Vice
                                                           President and Chief Legal Officer of American Skandia Advisory
                                                           Services, Inc.

Keithe L. Kinne            Executive Vice President      Executive Vice President, PI; Executive Vice President and
                                                           Director of American Skandia Investment Services, Inc. and
                                                           Executive Vice President and Director of American Skandia
                                                           Advisory Services, Inc.

NAME AND ADDRESS           POSITION WITH PI                                    PRINCIPAL OCCUPATIONS
----------------           ----------------                                    ---------------------
Kevin B. Osborn            Executive Vice President      Executive Vice President, PI; Executive Vice President and
                                                           Director of American Skandia Investment Services, Inc. and
                                                           Executive Vice President and Director of American Skandia
                                                           Advisory Services, Inc.

Stephen Pelletier          Executive Vice President      Executive Vice President, PI

Judy A. Rice               Officer in Charge,            Officer-in-Charge, President, Chief Executive Officer and Chief
                             President, Chief              Operating Officer, PI; Officer-in-Charge, Director, President,
                             Executive Officer and         Chief Executive Officer and Chief Operating Officer of American
                             Chief Operating Officer       Skandia Investment Services, Inc., Officer-in-Charge, Director,
                                                           President and Chief Executive Officer of American Skandia Fund
                                                           Services, Inc.; Officer-in-Charge, Director, President, Chief
                                                           Executive Officer and Chief Operating Officer of American
                                                           Skandia Advisory Services, Inc.

Philip N. Russo            Executive Vice President,     Executive Vice President, Chief Financial Officer and Treasurer, PI;
                             Chief Financial Officer       Director of Jennison Associates, LLC; Executive Vice President
                             and Treasurer                 and Director of American Skandia Investment Services, Inc. and
                                                           Executive Vice President and Director of American Skandia
                                                           Advisory Services, Inc.

Lynn M. Waldvogel          Executive Vice President      Executive Vice President, PI; Chief Financial Officer and Director
                                                           of American Skandia Fund Services, Inc.; Executive Vice
                                                           President, Chief Financial Officer and Director of American
                                                           Skandia Advisory Services, Inc.


     (b) Prudential Investment Management, Inc. (PIM)

     See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the SAI constituting Part B of this Registration Statement.


     The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.



NAME AND ADDRESS           POSITION WITH PIM                                   PRINCIPAL OCCUPATIONS
----------------           -----------------                                   ---------------------
Matthew J. Chanin          Director and Senior Vice      Director and President of Prudential Equity Investors, Inc.;
Gateway Center Four          President                     Chairman, Director and President of Prudential Private
Newark, NJ 07102                                           Placement Investors, Inc.

Dennis M. Kass             Director and Vice             Chairman, CEO and Director of Jennison Associates LLC; Director
466 Lexington Avenue,        President                     of Prudential Trust Company
18th Floor
New York, NY 10017

Philip N. Russo            Director                      Director of Jennison Associates, LLC; Executive Vice President,
                                                           Chief Financial Officer and Treasurer, PI

John R. Strangfeld, Jr.    Chairman of the Board,        Vice President of Prudential Financial, Inc. (Prudential);
                             President and Chief           Chairman, Director and CEO of Prudential Securities Group;
                             Executive Officer and         Director and President of Prudential Asset Management Holding
                             Director                      Company; Director of Jennison Associates LLC; Executive Vice
                                                           President of The Prudential Insurance Company of America

James J. Sullivan          Director, Vice President      Chairman, Director, President and CEO of Prudential Trust
                             and Managing Director         Company; Director and President of the Prudential Asset
                                                           Management Company, Inc.

Bernard B. Winograd        Director, President and       Senior Vice President of Prudential; Director of Jennison
                             CEO                           Associates LLC; Director and Vice President of the Prudential
                                                           Asset Management Holding Company

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a)  Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


     (b) Information concerning the officers and directors of PIMS is set forth below:


                            POSITIONS AND                                               POSITIONS AND
                            OFFICES WITH                                                OFFICES WITH
NAME(1)                     UNDERWRITER                                                 REGISTRANT
-------                     -------------                                               -------------
Edward P. Baird             Executive Vice President                                      None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin           Vice President and Treasurer                                  None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler        Senior Vice President and Chief Compliance Officer            None

Robert F. Gunia             President                                                   Vice President and Director

William V. Healey           Senior Vice President, Secretary and Chief Legal Officer      None

Michael J. McQuade          Senior Vice President and Chief Financial Officer             None

David R. Odenath            Executive Vice President                                      None

Stephen Pelletier           Executive Vice President                                      None

Scott G. Sleyster           Executive Vice President                                      None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd         Executive Vice President                                      None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy,

Massachusetts 02171, Prudential Investment Management, Inc., Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d)
and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 31st day of December, 2003.

                                       MONEYMART ASSETS, INC.


                                                      * JUDY A. RICE
                                           -------------------------------------
                                                  Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                    SIGNATURE                       TITLE                                         DATE
                    ---------                       -----                                         ----
              * DELAYNE DEDRICK GOLD                Director
-----------------------------------------------
              Delayne Dedrick Gold

              * ROBERT F. GUNIA                     Vice President and Director
-----------------------------------------------
              Robert F. Gunia

              * ROBERT E. LA BLANC                  Director
-----------------------------------------------
              Robert E. La Blanc

              * JUDY A. RICE                        President
-----------------------------------------------
              Judy A. Rice

              * ROBIN B. SMITH                      Director
-----------------------------------------------
              Robin B. Smith

              * STEPHEN STONEBURN                   Director
-----------------------------------------------
              Stephen Stoneburn

              * CLAY T. WHITEHEAD                   Director
-----------------------------------------------
              Clay T. Whitehead

              * GRACE C. TORRES                     Treasurer, Principal Financial and
-----------------------------------------------       Accounting Officer
              Grace C. Torres

 * By: /s/    JONATHAN D. SHAIN                     Attorney-in-Fact
-----------------------------------------------
              Jonathan D. Shain                                                            December 31, 2003

                                  EXHIBIT INDEX


          (a)  (2) Articles of Amendment dated July 7, 2003.*
          (a)  (3) Articles Supplementary dated December 4, 2003.*
          (j)  Consent of Independent Auditors.**
          (n)  Amended and Restated Rule 18f-3 Plan dated November 19, 2003.*

----------
  * Filed herewith.
 ** To be filed by subsequent Amendment.